Retirement benefit plan	9 Months Ended
Sep. 30, 2026
Employee Benefits [Abstract]
Retirement benefit plan	Retirement benefit plan
7.1 Defined benefit pension plan
We operate a defined benefit pension plan under employment regulations in Korea. The plan services the employees located in Seoul and is a final wage-based pension plan, which provides a specified amount of pension benefit based on length of service. The service cost components of the net periodic benefit costs are charged to current operations based on the employee’s functional area.
7.2 Details of defined benefit liabilities
The following table presents net defined benefit liabilities (defined benefit assets) (in thousands):

	September 30, 2026	December 31, 2025
Present value of defined benefit obligations	$2,173	$2,189
Fair value of plan assets	(2,532)	(2,440)
Net defined benefit liabilities (assets)	$(359)	$(251)